                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

--------------------------------------------------------------------------------
                                AMENDMENT NO. 1
                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 1, 1998

                              CEC PROPERTIES, INC.
--------------------------------------------------------------------------------
             [Exact Name of Registrant as specified in its Charter]


Delaware                               0-188                     13-1919940
---------------                 ---------------------        -------------------
[State or other                 [Commission File No.]           [IRS Employer
jurisdiction of                                              Identification No.]
Incorporation]



           1500 W. Balboa, Suite 201, Newport Beach, California 92663
--------------------------------------------------------------------------------
               [Address of principal executive offices; Zip Code]


Registrant's Telephone No., including Area Code (949) 673-2282


--------------------------------------------------------------------------------
                  Former address, if changed since last report

ITEM 7.  FINANCIAL STATEMENTS
-------  --------------------


(a) Financial statements are attached in connection with the acquisition reported in the Registrant's Form 8-K for the event reported October 1, 1998, marked Exhibit A.


(b)   Pro forma financial information is attached and marked Exhibit B.


23.   Consent of Independant Public Accountants


                                    SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     CEC PROPERTIES, INC.


Dated: December 14, 1998.

                                                     By: /S/ Paul Balalis
                                                        ------------------------
                                                         Paul Balalis, President

                             FIRST GOLF CORPORATION

                              FINANCIAL STATEMENTS

                           December 31, 1997 and 1996




                                   EXHIBIT A

                             FIRST GOLF CORPORATION

                                Table of Contents


REPORT OF INDEPENDENT ACCOUNTANTS..............................................1

FINANCIAL STATEMENTS:

     Balance Sheets............................................................2

     Statements of Income and Accumulated Deficit..............................4

     Statements of Cash Flows..................................................5

NOTES TO FINANCIAL STATEMENTS..................................................6

                        REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors and Shareholders
First Golf Corporation

We have audited the accompanying balance sheets of First Golf Corporation (an S-Corporation) as of December 31, 1997 and 1996, and the related statements of income and accumulated deficit and statements of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Golf Corporation as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ Starr and Walters

STARR AND WALTERS
ACCOUNTANCY CORPORATION

Santa Ana, California
December 11, 1998

                             FIRST GOLF CORPORATION
                                 BALANCE SHEETS
                           December 31, 1997 and 1996




                                     ASSETS

                                                     1997             1996
--------------------------------------------------------------------------------
Current Assets:
     Cash                                       $    86,146      $    18,878
     Accounts receivable (Note 2)                    75,455           71,011
     Inventory (Note 1)                              80,563          109,712
                                                ------------     ------------

         Total Current Assets                       242,164          199,601

Property and Equipment, net
  of accumulated depreciation (Note 3)               15,289           22,779

Escrow Deposit (Note 7)                                   -           50,000
                                                ------------      -----------

                                                $   257,453       $  272,380
                                                ============      ===========


The accompanying notes are an integral part of these financial statements.

                             FIRST GOLF CORPORATION
                                 BALANCE SHEETS
                           December 31, 1997 and 1996


                      LIABILITIES AND DEFICIENCY IN ASSETS



                                                         1997           1996
                                                    -------------  -------------
Current Liabilities:
     Current portion long-term debt (Note 4)        $     27,992   $     49,207
     Accounts payable and accrued expenses               266,754        166,855
     Accrued interest (Note 4)                           102,163         48,000
                                                    -------------  -------------

         Total Current Liabilities                       396,909        264,062

Long-term debt, net of current portion (Note 4)          695,000        600,000
                                                    -------------  -------------
         Total Liabilities                             1,091,909        864,062
                                                    -------------  -------------
Deficiency in Assets:
     Common stock, $100 par value 5,000
         shares authorized, 100 shares issued
         and outstanding in 1997 and 1996                 10,000         10,000
     Additional paid-in capital                          156,363        156,363
     Accumulated deficit (Note 6)                     (1,000,819)      (758,045)
                                                    -------------  -------------

         Total Deficiency in Assets                     (834,456)      (591,682)
                                                    -------------  -------------
                                                    $    257,453   $    272,380
                                                    =============  =============


The accompanying notes are an integral part of these financial statements.

                             FIRST GOLF CORPORATION
                  STATEMENTS OF INCOME AND ACCUMULATED DEFICIT
                     Years ended December 31, 1997 and 1996



                                                         1997           1996
                                                    -------------  -------------

Revenue                                             $  2,941,452   $  2,159,989

Cost of Goods Sold                                       705,917      1,090,762
                                                    -------------  -------------

Gross Profit                                           2,235,535      1,069,227

Expenses:
     General and administrative                        2,478,309      1,556,381
                                                    -------------  -------------
         Total Expenses                                2,478,309      1,556,381
                                                    -------------  -------------

Net Loss                                                (242,774)      (487,154)

Accumulated Deficit, beginning of year                  (758,045)      (270,891)
                                                    -------------  -------------

Accumulated Deficit, end of year                    $ (1,000,819)  $   (758,045)
                                                    =============  =============


The accompanying notes are an integral part of these financial statements.


                             FIRST GOLF CORPORATION
                            STATEMENTS OF CASH FLOWS
                     Years ended December 31, 1997 and 1996

                                                                     1997             1996
----------------------------------------------------------------------------------------------
Cash flows from operating activities:
    Net loss                                                   $   (242,774)     $   (487,154)
    Adjustments to reconcile net income to net cash
       provided by operating activities:
          Depreciation                                                8,192             9,156
          Increase in accounts receivable net                        (4,444)          (61,072)
          Decrease (increase) in inventory                           29,149           (34,626)
          Decrease (increase) in escrow deposit                      50,000           (50,000)
          Increase in accounts payable and accrued expenses          99,899            56,767
          Increase in accrued interest                               54,163            48,000
                                                               -------------     -------------
    Net cash used by operating activities                            (5,815)         (518,929)
                                                               -------------     -------------

Cash flows from investing activities:
    Equipment purchases                                                (702)          (11,334)
                                                               -------------     -------------

    Net cash used by investing activities                              (702)          (11,334)
                                                               -------------     -------------

Cash flows from financing activities:
    New borrowing on notes payable                                   95,000           665,000
    Principal payments on notes payable                             (21,215)         (131,794)
                                                               -------------     -------------

    Net cash provided by financing activities                        73,785           533,206
                                                               -------------     -------------

Net increase in cash                                                 67,268             2,943
Cash at beginning of year                                            18,878            15,935
                                                               --------------    -------------

Cash at end of year                                            $     86,146      $     18,878
                                                               =============     =============

Supplemental cash flow information:
    Cash paid for interest                                     $     73,503      $     69,670
    Cash paid for income taxes                                            0                 0


The accompanying notes are an integral part of these financial statements.

                             FIRST GOLF CORPORATION
                          NOTES TO FINANCIAL STATEMENT
                           December 31, 1997 and 1996



NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
---------------------------------------------------------------------

ORGANIZATION

The Company is in the business of providing services to help facilitate the construction of golf courses. Some of the services provided include design, construction management, operations planning and securing financing for construction and long-term ownership.

BASIS OF ACCOUNTING

The Company reports on the accrual basis of accounting whereby revenues are recognized when earned and expenses recorded when incurred.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

CASH AND EQUIVALENTS

The Company considers all highly liquid investments with maturity of three months or less to be cash equivalents for the purpose of determining cash flows.

INVENTORY

Inventory consists of golf related equipment and merchandise and is carried at the lower of cost (first-in, first-out) or market value.

DEPRECIATION

Property and equipment are stated at cost and are depreciated on a straight-line basis over the estimated useful lives of the assets. Improvements are capitalized, and repairs and maintenance are charged to expense as incurred.

See accompanying accountants' report.

                             FIRST GOLF CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED):
--------------------------------------------------------------------

COMPENSATED ABSENCES

The Company does not accrue compensated absences as management considers the amounts to be immaterial.

INCOME TAXES

The Company has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporation income taxes the stockholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

NOTE 2 - ACCOUNTS RECEIVABLE:
-----------------------------

The accounts receivable is presented net of an allowance for doubtful accounts of approximately $35,073 and $29,079 for 1997 and 1996 respectively.

NOTE 3 - PROPERTY AND EQUIPMENT:
--------------------------------

Fixed assets consist of golf equipment, office equipment, and furniture and fixtures. Cost and accumulated depreciation are as follows:
                                             1997               1996
                                          -----------------------------

Golf  Equipment                           $   6,887          $   6,887
Office Equipment                             23,028             22,326
Furniture and Fixture                        18,105             18,105
                                          ----------         ----------
                                             48,020             47,318
Accumulated Depreciation                    (32,731)           (24,539)
                                          ----------         ----------

Net Property and Equipment                $  15,289          $  22,779
                                          ==========         ==========

For the years ended December 31, 1997 and 1996, depreciation expense was $8,192 and $9,156 respectively.

See accompanying accountants' report.

                             FIRST GOLF CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1997 and 1996


NOTE 4 - NOTES PAYABLE:
-----------------------

A summary of the notes payable at December 31, 1997 and 1996 follows:

                                                                1997          1996
                                                             -------------------------

a.  8% unsecured note payable to individual
    parties, due on demand                                   $ 600,000      $ 600,000

b.  8% unsecured note payable to individual
    parties, due on demand                                      95,000              -

c.  9% unsecured note, payable $2,222 per month including
    interest until December 1998 (See Note 5)                   27,992         49,208
                                                             ----------     ----------

                                                               722,992        649,208

       Less: current portion                                   722,992        621,216
                                                             ----------     ----------

       Long-term portion                                     $       0      $  27,992
                                                             ==========     ==========

No interest has been paid on the above notes labeled a and b.

NOTE 5 - RELATED PARTY TRANSACTIONS:
------------------------------------

During the year ended December 31, 1995 the father of the Company's sole shareholder loaned money to the Company totaling $65,000. This loan is payable $2,222 per month including interest at 9%.

The Company advanced monies to a related company Golf, Inc. Golf Inc. is also controlled by the Company's sole shareholder. At December 31, 1997 and 1996 the Company was owed $35,073 and $29,079 respectively. These monies were fully reserved as uncollectible.


See accompanying accountants' report.

                             FIRST GOLF CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1997 and 1996



NOTE 6 - GOING CONCERN:
-----------------------

The Company incurred operating losses of $242,774 and $487,154 for the years ended December 31, 1997 and 1996, respectively.

The Company's working capital position deteriorated significantly during 1997 and 1996. This deterioration was caused by its losses from operations and its loss from an option deposit forfeiture related to the attempted purchase of a golf course as more fully described in Note 7. This working capital deficit has caused accounts payable and current portion of long-term debt to increase significantly.

Management believes the Company's most likely source of liquidity is a sale of the Company as more fully described in Note 8.

NOTE 7 - COMMITMENTS:
---------------------

EQUIPMENT LEASES

The Company leases various types of equipment under non-cancelable leases. Rent expense for these operating leases was $172,499 and $57,753 for 1997 and 1996 respectively.

FACILITY LEASES

The Company leases its offices and other golf course facilities. Rent expense for these leases was $303,363 and $45,794 for 1997 and 1996 respectively.

GOLF COURSE LEASE

On June 26, 1996 the Company entered into a lease to rent a golf course for the six months ended December 1, 1996. This lease was extended until September, 1997. In lieu of paying fixed rent, the Company paid all normal operating expenses and was entitled to keep all normal operating profits.

The Company also paid $50,000 for an option to purchase the golf course for $1,200,000. Management elected to forfeit its $50,000 option deposit in September, 1997 and it was charged to expense.

See accompanying accountants' report.

                             FIRST GOLF CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1997 and 1996



NOTE 8 - SUBSEQUENT EVENTS:
---------------------------

SALE OF COMPANY ASSETS

On October 1, 1998, certain assets of the Company were acquired by First Golf Acquisition Corporation, a wholly-owned subsidiary of CEC Properties, Inc. Under the purchase agreement, the buyer paid or will pay cash of $200,000 and issued 640,000 shares of CEC's common stock. The purchase contract contains revenue guarantees by the seller, whereby a mutually agreed upon Pledgeholder will release 176,000 and 160,000 shares of the common stock on the 14th month and 26th month anniversary date of the transaction. Any remaining undelivered shares will be released on the 38th month anniversary date of the transaction. Conversely, if there is a revenue shortfall, the seller may be obligated to return shares issuable or issued. In addition, the purchase contract contains certain share price levels at the 25th month anniversary date of the transaction. If the share price does not meet the specified price level, buyer will deliver to seller additional shares so that the average price of all shares delivered to seller will aggregate no less than $2,000,000, but the number of additional shares delivered shall not exceed 445,440 shares.

LITIGATION

The Company was the defendant in two lawsuits. One lawsuit was dismissed in September, 1998, the other lawsuit was settled for $12,000 in 1998.


See accompanying accountants' report.

                             FIRST GOLF CORPORATION
                                  BALANCE SHEET
                               September 30, 1998
                                   (UNAUDITED)

                                     ASSETS


Current Assets:
     Cash                                                          $      7,314
     Accounts receivable                                                310,616
     Inventory                                                           18,477
     Prepaid Expense                                                      8,500
                                                                   -------------

         Total Current Assets                                           344,907

Property and Equipment, net of
       accumulated depreciation                                           9,145
                                                                   -------------
                                                                   $    354,052
                                                                   =============

                             FIRST GOLF CORPORATION
                                  BALANCE SHEET
                               September 30, 1998
                                   (UNAUDITED)


                      LIABILITIES AND DEFICIENCY IN ASSETS



Current Liabilities:
     Current portion long-term debt                                $    735,511
     Accounts payable and accrued expenses                              432,726
     Accrued interest                                                   144,752
                                                                   -------------

         Total Current Liabilities                                    1,312,989
                                                                   -------------
         Total Liabilities                                            1,312,989
                                                                   -------------
Deficiency in Assets:
     Common stock, $100 par value 5,000
         shares authorized, 100 shares issued
         and outstanding                                                 10,000
     Additional paid-in capital                                         156,363
     Accumulated  deficit (Note 6)                                   (1,125,300)
                                                                   -------------

         Total Deficiency in Assets                                    (958,937)
                                                                   -------------
                                                                   $    354,052
                                                                   =============

                             FIRST GOLF CORPORATION
                   STATEMENT OF INCOME AND ACCUMULATED DEFICIT
                      Nine months ended September 30, 1998
                                   (UNAUDITED)


Revenue                                                            $  1,536,602

Cost of Goods Sold                                                      390,725
                                                                   -------------
Gross Profit                                                          1,145,877

Expenses:
     General and administrative                                       1,270,358
                                                                   -------------
         Total Expenses                                               1,270,358
                                                                   -------------
Net Loss                                                               (124,481)

Accumulated Deficit, beginning of year                               (1,000,819)
                                                                   -------------
Accumulated Deficit, end of year                                   $ (1,125,300)
                                                                   =============

                             FIRST GOLF CORPORATION
                             STATEMENT OF CASH FLOWS
                      Nine months ended September 30, 1998
                                   (UNAUDITED)



Cash flows from operating activities:

    Net loss                                                       $   (124,481)
    Adjustments to reconcile net income to net cash
       provided by operating activities:
          Depreciation                                                    6,144
          Increase in accounts receivable net                          (235,161)
          Decrease in inventory                                          62,086
          Increase in prepaid expense                                    (8,500)
          Increase in accounts payable and accrued expenses             165,972
          Increase in accrued interest                                   42,589
                                                                   -------------

    Net cash used by operating activities                               (91,351)
                                                                   -------------


Cash flows from financing activities:
    New borrowing on notes payable                                       25,000
    Principal payments on notes payable                                 (12,481)
                                                                   -------------
    Net cash provided by financing activities                            12,519
                                                                   -------------

Net decrease in cash                                                    (78,832)

Cash at beginning of year                                                86,146
                                                                   -------------

Cash at end of year                                                $      7,314
                                                                   =============

Supplemental cash flow information:
    Cash paid for interest                                         $     56,482
    Cash paid for income taxes                                                0

PRO FORMA FINANCIAL INFORMATION

On October 1, 1998, Registrant acquired substantially all of the assets of First Golf Corporation, a South Dakota corporation, located in Tempe, Arizona. First Golf manages the construction of golf courses and has built 25 courses since 1987. The transaction was recorded under the purchase method of accounting, whereby the purchase price is allocated to assets acquired and liabilities assumed based on fair market value at date of acquisition. The aggregate purchase price of the assets purchased was $588,800, paid or to be paid in cash of $200,000 and 640,000 shares of Registrant's common stock valued at $0.6075/share. Management valued the shares at fair value at date of transaction (0.81/share) less a 25% discount for lack of marketability of said shares. $118,250 was allocated to tangible assets. The balance of the purchase price of $470,550 was recorded as goodwill to be amortized over a fifteen year period on a straight-line basis.

The following pro forma information is intended to show how the October 1, 1998 asset purchase transaction of First Golf Corporation might have affected the historical financial statements of the Registrant had the transactions been consummated at an earlier date. For this purpose, a pro forma balance sheet as of July 31, 1998 and pro forma income statement for the nine months ended July 31, 1998 is presented based on the assumption that the transaction was consummated at the beginning of the Registrant's current fiscal year. A pro forma income statement for the fiscal year ended October 31, 1997 is presented based on the assumption that the transaction was consummated at the beginning of Registrant's prior fiscal year.

In management's opinion, the unaudited proforma combined results of operations are not necessarily indicative of the actual results that would have occurred had the acquisition been consummated at the beginning of the fiscal year ended October 31, 1998 or at the beginning of fiscal year ended October 31, 1997 or of future operations of the combined companies under the ownership and management of the Company.


FORWARD-LOOKING STATEMENTS

Certain information in this Form 8-K may contain "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statements of the plans and objectives of management for future operations, any statements concerning proposed new products or services, any statements regarding future economic conditions or performance and any statement of assumptions underlying any of the foregoing. In some cases, forward-looking statements can be identified by the use of terminology such as "may", "will", "expects", "plans", "anticipates", "estimates", "potential" or "continue", or the negative thereof or their comparable terminology. Although The Company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct, and actual results could differ materially from those projected or assumed in The Company's forward-looking statements. Forward-looking statements are subject to inherent risks and uncertainties, some of which are summarized in this section.




                                   EXHIBIT B



CEC Properties, Inc. and Subsidiaries
Pro Forma Financial Information - Condensed Balance Sheet
July 31, 1998
(Unaudited)
                                                                      Historical
                                                     Historical     Asset Purchase      Pro Forma         Pro Forma
                                                        CEC         First Golf Corp     Adjustments          CEC
                                                      July 31,        October 1,       (Note 3 and         July 31,
                                                        1998             1998             Note 4)           1998
                                                  ---------------   ---------------   ---------------   ---------------

ASSETS
  Cash                                                   418,268                 0                 0           418,268
  Inventory                                              111,608            21,925                 0           133,533
  Fixed Assets, net of accum depreciation                299,866            96,329           -14,449           381,746
  Goodwill                                                93,064           470,546           -23,527           540,083
  Other                                                  156,278                 0                 0           156,278
                                                  ---------------   ---------------   ---------------   ---------------

     Total Assets                                      1,079,084           588,800           -37,976         1,629,908
                                                  ===============   ===============   ===============   ===============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Notes Payable - Stockholders                            48,000           200,000                 0           248,000
  Accounts Payable and Other                             235,816                 0                 0           235,816
                                                  ---------------   ---------------   ---------------   ---------------

     Total Liabilities                                   283,816           200,000                 0           483,816

Stockholders' Equity:
  Common Stock                                           129,892             6,400                 0           136,292
  Preferred Stock                                        904,500                 0                 0           904,500
  Additional Paid in Capital                          23,401,793           382,400                 0        23,784,193
  Accumulated Deficit                                -23,640,917                 0           -37,976       -23,678,893
                                                  ---------------   ---------------   ---------------   ---------------

     Total Stockholders' Equity                          795,268           388,800           -37,976         1,146,092
                                                  ---------------   ---------------   ---------------   ---------------

     Total Liabilities and Stockholders' Equity        1,079,084           588,800           -37,976         1,629,908
                                                  ===============   ===============   ===============   ===============


See accompanying notes to pro forma condensed financial information.



CEC Properties, Inc. and Subsidiaries
Pro Forma Financial Information - Condensed Income Statement
Nine Months ended July 31, 1998
(Unaudited)

                                                    Historical         Historical        Pro Forma         Pro Forma
                                                        CEC         First Golf Corp     Adjustments          CEC
                                                      July 31,     Nine Months ended    (Note 3 and        July 31,
                                                       1998       September 30, 1998      Note 4)            1998
                                                  ---------------   ---------------   ---------------   ---------------
Revenue:
  Sales                                                  965,000         1,536,602                 0         2,501,602
  Other                                                        0                 0                 0                 0
                                                  ---------------   ---------------   ---------------   ---------------

    Total Revenue                                        965,000         1,536,602                 0         2,501,602

Expenses:
  Cost of Sales                                                0           390,725                 0           390,725
  Operating Expenses                                   1,059,000         1,270,358                 0         2,329,358
  Depreciation                                             5,000                 0            14,449            19,449
  Amortization                                                 0                 0            23,527            23,527
                                                  ---------------   ---------------   ---------------   ---------------

     Total Expenses                                    1,064,000         1,661,083            37,976         2,763,059
                                                  ---------------   ---------------   ---------------   ---------------

Net Loss from Continuing Operations                      -99,000          -124,481           -37,976          -261,457

                                                  ===============   ===============   ===============   ===============
Net Loss Per Common Share -
  Continuing Operations                                    -0.01                                                 -0.02
                                                  ===============                                       ===============
Weighted Average Shares Outstanding                   12,989,226                                            13,316,698
                                                  ===============                                       ===============



See accompanying notes to pro forma condensed financial information.



CEC Properties, Inc. and Subsidiaries
Pro Forma Financial Information - Condensed Income Statement
Year ended October 31, 1997
(unaudited)

                                                     Historical        Historical        Pro Forma         Pro Forma
                                                        CEC         First Golf Corp     Adjustments          CEC
                                                     October 31,    12 months ended     (Note 3 and       October 31,
                                                        1997       December 31, 1997      Note 4)            1997
                                                  ---------------   ---------------   ---------------   ---------------
Revenue:
  Sales                                                        0         2,941,452                 0         2,941,452
  Gain on Sale of Investment                              58,175                 0                 0            58,175
  Other                                                    2,080                 0                 0             2,080
                                                  ---------------   ---------------   ---------------   ---------------

    Total Revenue                                         60,255         2,941,452                 0         3,001,707

Expenses:
  Cost of Sales                                                0           705,917                 0           705,917
  Operating Expenses                                     146,989         2,478,309                 0         2,625,298
  Depreciation                                                 0                 0            19,266            19,266
  Amortization                                                 0                 0            31,370            31,370
                                                  ---------------   ---------------   ---------------   ---------------
     Total Expenses                                      146,989         3,184,226            50,636         3,381,851
                                                  ---------------   ---------------   ---------------   ---------------

Net Loss from Continuing Operations                      -86,734          -242,774           -50,636          -380,144
                                                  ===============   ===============   ===============   ===============

Net Loss Per Common Share -
  Continuing Operations                                    -0.01                                                 -0.03
                                                  ===============                                       ===============

Weighted Average Shares Outstanding                   12,566,698                                            13,206,698
                                                  ===============                                       ===============



See accompanying notes to pro forma condensed financial information.



                      CEC Properties, Inc. and Subsidiaries
               Notes to Pro Forma Condensed Financial Information
                       July 31, 1998 and October 31, 1997


1.  Consolidation
-----------------

The accompanying pro forma condensed financial information includes the accounts of the Company and its wholly owned subsidiaries, CEC Properties Corp., a Nevada corporation and Classic Golf Management, Inc., a Georgia corporation, WorldWise Marketing & Graphics, a California corporation, and First Golf Acquisition Corp., a Nevada corporation (and owner of assets purchased from First Golf Corporation). All material intercompany transactions have been eliminated.

2.  Basis of Presentation
-------------------------

The accompanying pro forma condensed income statement includes only income
(loss) from continuing operations. Income from discontinued operations is omitted.

3.  Amortization
----------------

The accompanying pro forma condensed income statement includes an adjustment for the amortization of goodwill recorded in the First Golf Corporation asset purchase transaction. Goodwill is amortized over a 15-year period on a straight-line basis.

4.  Depreciation
----------------

The accompanying pro forma condensed income statement includes adjustments for the depreciation of the fixed assets acquired in the First Golf Corporation asset purchase transaction. Depreciation is provided for over a useful life period five years on a straight-line basis.